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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(B) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      February 27, 2001
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                          FirstCity Liquidating Trust
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            (Exact Name of Registrant as Specified in Its Charter)


                                     Texas
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                 (State or Other Jurisdiction of Incorporation)


       06-6414468                                    0-20 677
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(Commission File Number)                  (IRS Employer Identification No.)


                  1001 Fannin, Suite 505, Houston, Texas 77002
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              (Address of Principal Executive Offices) (Zip Code)


                                 (713) 651-7841
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              (Registrant's Telephone Number, Including Area Code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

         FirstCity Liquidating Trust has been advised that on February 27, 2001 United States District Judge Sim Lake ordered that United States Magistrate Judge Nancy K. Johnson's Memorandum and Recommendation, which was the subject of a previous Form 8-K dated February 12, 2001, be adopted. Prior to his ruling Judge Lake reviewed the Memorandum and Recommendation as well as objections filed by the interested parties.

         The Order pertained to the dispute between UIDC Management and two entities owned by the FirstCity Liquidating Trust regarding a 67% interest in the partnership which owns First City Tower, a Class "A" office building in downtown Houston.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         STATE STREET BANK AND TRUST COMPANY,
                                         as Trustee



Date: February 28, 2001                  /s/ SUSAN T. KELLER
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                                         Name:   Susan T. Keller
                                         Title:  Vice President